UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2021

PENN VIRGINIA CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, Texas	77084
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PVAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, Penn Virginia Corporation, a Virginia corporation (the “Company”), effected a recapitalization (the “Recapitalization”), on October 6, 2021, pursuant to which (i) the Company’s common stock, par value $0.01 per share, was renamed and reclassified as “Class A common stock” (“Class A Common Stock”), (ii) the authorized number of shares of capital stock of the Company was increased to 145,000,000 shares, (iii) 30,000,000 shares of Class B common stock, par value of $0.01 per share (“Class B Common Stock”), a new class of capital stock of the Company, was authorized, (iv) all outstanding shares of the Series A Preferred Stock (the “Series A Preferred Stock”) in the Company’s “up-C” structure were exchanged for newly issued shares of Class B Common Stock, and (v) the designation of the Series A Preferred Stock was cancelled. As a result of the Recapitalization, the holders of Class B Common Stock have a voting interest in the Company that is commensurate with such holders’ economic interest in PV Energy Holdings, L.P., a Delaware limited partnership and subsidiary of the Company. Additionally, following the recapitalization, the Company had 21,088,253 shares of Class A Common Stock outstanding and 22,548,998 shares of Class B Common Stock outstanding.

The Description of Capital Stock set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the capital stock of the Company following the Recapitalization. The Description of Capital Stock summarizes the material terms of the Company’s capital stock as of the date hereof. This summary is not a complete description of the terms of the Company’s capital stock and is qualified by reference to the Company’s Fourth Amended and Restated Articles of Incorporation and Seventh Amended and Restated Bylaws, copies of which were included as exhibits 3.2 and 3.3, respectively, to the Company’s Current Report on Form 8-K filed on October 7, 2021, as well as applicable provisions of Virginia law.

The Description of Capital Stock set forth in Exhibit 99.1 is incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Restatement, dated as of October 6, 2021, to the Third Amended and Restated Articles of Incorporation of Penn Virginia Corporation (filed as Exhibit 3.1 to the Company’s Form 8-K, filed on October 7, 2021, and incorporated herein by reference).

3.2	Fourth Amended and Restated Articles of Incorporation of Penn Virginia Corporation (filed as Exhibit 3.2 to the Company’s Form 8-K, filed on October 7, 2021, and incorporated herein by reference).

3.3	Seventh Amended and Restated Bylaws of Penn Virginia Corporation (filed as Exhibit 3.3 to the Company’s Form 8-K, filed on October 7, 2021, and incorporated herein by reference).

99.1	Description of Capital Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN VIRGINIA CORPORATION

Date: October 12, 2021

/s/ Katherine Ryan
Katherine Ryan Vice President, Chief Legal Counsel and Corporate Secretary